UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2026

Blackstone Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(212) 583-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities

Class C Common Stock

On July 1, 2026 and August 1, 2026, Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), sold unregistered shares of the Company’s Class C common stock (the “Class C Shares”) to certain investment vehicles (including feeder vehicles or other investment funds), which in turn offer interests to certain non-U.S. persons, for aggregate consideration of approximately $13.9 million. The offer and sale of the Class C Shares was exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) and/or Regulation S thereunder.

The following table details the Class C Shares sold:

Date of Unregistered Sale	Number of Class C Common Shares Issued(1)	Consideration
July 1, 2026	277,475	$4,734,992
August 1, 2026	529,222	$9,141,787
(1)The number of Class C Shares sold by the Company was finalized on August 14, 2026, following the calculation of the net asset value per Class C Share as of July 31, 2026.

Class L Common Stock

On August 1, 2026, the Company sold unregistered shares of the Company’s Class L common stock (the “Class L Shares”) for aggregate consideration of approximately $20 million. The offer and sale of the Class L Shares was made as part of the Company’s continuous private offering to investors that are both (a) accredited investors (as defined in Regulation D under the Securities Act) and (b) qualified purchasers (as defined in the Investment Company Act of 1940, as amended, and the rules thereunder) and were exempt from the registration provisions of the Securities Act pursuant to Section 4(a)(2) and/or Regulation D thereunder.

The following table details the Class L Shares sold:

Date of Unregistered Sale	Number of Class L Shares Issued(1)	Consideration
August 1, 2026	1,360,952	$20,000,000
(1)The number of Class L Shares sold by the Company was finalized on August 14, 2026, following the calculation of the net asset value per Class L Share as of July 31, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: August 20, 2026
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer